Exhibit 10.20

OPTION AGREEMENT

This OPTION AGREEMENT (“Agreement”) is made on the 13th of January 2006 by and between:

(1)          Aegean Bunkering Services Inc. a corporation organized and existing under the Laws of Greece, having its registered office at 42, Hadjikyriakou Avenue, Piraeus 185 38, Greece (hereinafter called the “BUYER”); and

(2)          Qingdao Hyundai Shipbuilding Co Ltd. a corporation organized and existing under the Laws of the People’s Republic of China having its registered office at Lingshanwei Jiaonan, PC 266427, Qingdao Shandong Province, the People’s Republic of China, (hereinafter called the “SELLER”),

In consideration of Five Shipbuilding Contracts No. QHS-220-5500-06011301, No. QHS-221-5500-06011302, No.QHS-222-5500-06011303, No.QHS-223-5500-06011304, No QHS-224-5500-06011305, each dated 13th January 2006 entered into between the SELLER and the respective five (5) buying Companies which were nominated by the BUYER for five (5) firm 5500dwt Class Oil Tankers (having Hull Numbers QHS-220, QHS-221, QHS-222, QHS-223, and QHS-224) and the payment of USD 1 by the BUYER to the SELLER and other good valuable consideration, the parties hereto agree Four (4) optional vessels as follows:

1.  Specification

The vessels will be built by the Seller based on the contract specification and any amendments thereto in respect of the 5500dwt Class Oil Tankers as agreed by virtue of the Shipbuilding Contracts No.QHS-220-5500-06011301, No.QHS-221-5500-06011302, No.QHS-222-5500-06011303, No.QHS-223-5500-06011304, No. QHS-224-5500-06011305 dated 13th January 2006.

2.  Price

United States Dollars 9,550,000.00 (in words: United States Dollars Nine Million and Five hundred and Fifty thousand Only) for each vessel.

3.  Quantity

Four (4) Vessels

4.  Option Declaration Date

The BUYER shall exercise its right and declare the option to purchase the Four (4) optional vessels by sending a fax to the SELLER (to the fax number referred to in Article 17 of each Contract) on or before the delivery of the first of the Five firm 5500dwt Class Oil Tanker (being Hull No QHS-220).

The SELLER and the BUYER undertake to sign a New Buildings Contract for each optional vessel (substantially on the same terms as each Contract) within thirty (30) days from the date on which notice of the exercise of the option is given to the SELLER.

5.  Terms of payment

The Contract Price for each optional vessel shall be paid in the following way:

10% upon effectiveness of the contract

20% upon steel-cutting

20% upon keel-laying

25% upon launching

25% upon delivery

5.  Guarantees

Security for Payment of Installment Before Delivery:

The BUYER shall, upon effectiveness of this Contract, deliver to the SELLER a Performance Guarantee in favour of the SELLER issued by AEGEAN BUNKERING SERVICES INC, (hereinafter called the “Guarantor”). This guarantee shall secure all the Buyer’s obligations under the Contract.

Refund Guarantee:

As security to the BUYER the SELLER shall provide the BUYER before receipt by the SELER of each instalment of the Contract Price with a Bank Guarantee issued by a first class bank acceptable in all respects to BUYER’S bank and the BUYER for the 1st, 2nd, 3rd, and 4th instalments respectively. Such Bank Guarantees will guarantee the SELLER’S obligation for refunding to the BUYER instalments of 1st, 2nd, 3rd, and 4th already received by the SELLER, through SELLER’S finance bank, when any such instalment becomes refundable to the BUYER, in accordance with the terms of this Contract.

The issuance and delivery to the BUYER of the relevant Bank Guarantee for the 1st instalment will be a pre-condition to any of the BUYER’S payment obligations becoming effective.

7.  Time of Delivery of Optional Vessels

The Delivery Times of the optional Vessels are estimated as follows:

First Optional Vessel –20th November 2009

Second Optional Vessel - 27th December 2009

Third Optional Vessel – 2nd February 2010

Fourth Optional Vessel – 17th March 2010

8.  Place of Delivery

Qingdao Hyundai Shipyard, Qingdao, China

9.  Contract Terms and Conditions

Form and substance of the Shipbuilding Contract of the Optional Vessels shall be the same as those agreed for the Firm Vessels with logical amendments.

10.  Governing Law

This Agreement shall be governed by, and construed in accordance with English Law. Any dispute under this Agreement shall be referred to arbitration in London and the provisions of Article 13 of each Contract shall apply (mutatis mutandis) to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Contract to be duly executed on the day and year first above written.

The BUYER: Aegean Bunkering Services

By:	Signature:	/s/ E. Albertis

	Name:	E. ALBERTIS

Date:	13.01.06

The SELLER: Qingdao Hyundai Shipbuilding Co., Ltd.

By:	Signature:	/s/ I.M. Chung

	Name:	I.M. CHUNG

Date:	06/01/13